Supplement to the
Fidelity® Advisor Real Estate Fund
Class A, Class T, Class B, and Class C
September 29, 2003
Prospectus

Shareholder Meeting. On or about April 14, 2004, a meeting of the shareholders of Fidelity Advisor Real Estate Fund will be held to vote on various proposals. Shareholders of record on February 17, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-877-208-0098 to request a free copy of the proxy statement.

The following information replaces the "Annual operating expenses (paid from class assets)" section of the "Fee Table" beginning on page 4.

Annual operating expenses (paid from class assets)

	Class A	Class T	Class B	Class C
Management fee	0.58%	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	1.00%
Other expenses	2.15%	2.24%	2.24%	2.18%
Total annual class operating expensesA	2.98%	3.32%	3.82%	3.76%

A FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions (including those contemplated by the Class A and Class T Rule 12b-1 plans), and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

	Class A	Effective Date	Class T	Effective Date	Class B	Effective Date	Class C	Effective Date
Advisor Real Estate	1.50%	4/1/04	1.75%	4/1/04	2.25%	4/1/04	2.25%	4/1/04

These arrangements may be discontinued by FMR at any time.

A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses and/or promote the sale of class shares. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Class A, Class T, Class B, and Class C operating expenses are shown in the table below.

ARE-04-03 April 12, 2004
1.777594.104

	Total Operating Expenses
Advisor Real Estate - Class A	1.47%A
Advisor Real Estate - Class T	1.72%A
Advisor Real Estate - Class B	2.22%A
Advisor Real Estate - Class C	2.22%A

A After reimbursement.

Effective April 2, 2004 the following information found under the heading "Minimums" in the "Buying and Selling Shares" section on page 11 has been changed as follows.

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

Supplement to the
Fidelity® Advisor Real Estate Fund
Institutional Class
September 29, 2003
Prospectus

Shareholder Meeting. On or about April 14, 2004, a meeting of the shareholders of Fidelity Advisor Real Estate Fund will be held to vote on various proposals. Shareholders of record on February 17, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-877-208-0098 to request a free copy of the proxy statement.

The following information replaces the "Annual operating expenses (paid from class assets)" section of the "Fee Table" on page 4.

Annual operating expenses (paid from class assets)

	Institutional Class
Management fee	0.58%
Distribution and/or Service (12b-1) fees	None
Other expenses	2.10%
Total annual class operating expensesA	2.68%

A Effective April 1, 2004, FMR has voluntarily agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.25%. This arrangement may be discontinued by FMR at any time.

A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total operating expenses for Institutional Class would have been 1.22%.

AREI-04-02 April 12, 2004
1.783271.102